Supplement dated June 14, 2013

to the Prospectuses, as supplemented, of the following fund:

Fund	Prospectuses Dated

Columbia Funds Series Trust

Columbia Mid Cap Value Fund	7/1/2012 and 11/8/2012

Effective immediately, Lori Ensinger is no longer a portfolio manager of the Fund. Accordingly, all references to Ms. Ensinger in the prospectus are hereby removed.

Effective July 1, 2013, the information under the “Investment Manager and Portfolio Manager(s)” section is hereby superseded and replaced with the following:

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
David Hoffman	Portfolio Manager	Co-manager	2004

Diane Sobin, CFA	Portfolio Manager	Co-manager	2013

Effective July 1, 2013, the following information is hereby added under the caption “The Investment Manager” in the “Management of the Fund – Primary Service Providers” section:

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

The rest of the section remains the same.

Effective July 1, 2013, the portfolio manager information under the caption “Portfolio Managers” in the “Management of the Fund – Primary Service Providers” section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
David Hoffman	Portfolio Manager	Co-manager	2004

Diane Sobin, CFA	Portfolio Manager	Co-manager	2013

Mr. Hoffman joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2001. Mr. Hoffman began his investment career in 1986 and earned a B.A. from Grinnell College and a Masters from Columbia University.

Ms. Sobin joined Threadneedle in 2011 as a portfolio manager. Prior to joining Threadneedle, Ms. Sobin worked as an investment professional for the Investment Manager and the Fund’s previous investment adviser and served as a co-manager of the Fund from 2001 to 2011. Ms. Sobin began her investment career in 1983 and earned a B.B.A. from Pace University.

Shareholders should retain this Supplement for future reference.